UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  August 12, 2003

MASTEC, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	001-08106	65-0829355
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

3155 N.W. 77th Avenue, Miami, Florida 33122-1205
(Address and Zip Code of Principal Executive Offices)

(305) 599-1800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

Exhibit 99.1 MasTec, Inc. press release dated August 12, 2003 announcing its results of operations for the quarter ended June 30, 2003

Item 9.	Regulation FD Disclosure

Item 12.	Results of Operations and Financial Condition

        On August 12, 2003, MasTec, Inc. announced its results of operations for the quarter ended June 30, 2003. A copy of the related press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety. The information provided in this Form 8-K is being furnished under Item 12, Disclosure of Results of Operations and Financial Condition, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific release in such a filing.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2003	MASTEC, INC. (Registrant) BY: /S/ Donald P. Weinstein —————————————— Donald P. Weinstein Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	MasTec, Inc. press release dated August 12, 2003 announcing its results of operations for the quarter ended June 30, 2003.